Exhibit 32.2

                                  CERTIFICATION


     I, Peter H. Stelling, the Chief Financial Officer, Vice President and Treasurer of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (i) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2004 fully complies with the requirements of
               Section 13(a) of the Securities Exchange Act of 1934; and

          (ii) the  information   contained  in  such  Quarterly  Report  fairly
               presents, in all material respects, the financial condition and results of operations of the Company.



Date      May 14, 2004                      /s/ Peter H. Stelling
    ---------------------                 ---------------------------------
                                            Peter H. Stelling
                                            Chief Financial Officer,
                                            Vice President and Treasurer